Exhibit 99.1

Contact: Jane M. Elliott
770-829-8234 Voice
770-829-8267 Fax

For Immediate Release	investor.relations@globalpay.com

Global Payments Reports Fourth Quarter and Year-End Earnings

ATLANTA, July 23, 2009 — Global Payments Inc. (NYSE: GPN) today announced results for its fiscal fourth quarter and year ended May 31, 2009. For the full year, revenues grew 26% to $1,601.5 million compared to $1,274.2 million in the prior fiscal year. Normalized diluted earnings per share grew 13% to $2.23 compared to $1.98 in the prior year.

For the fourth quarter, revenues grew 17% to $402.0 million compared to $343.8 million in the prior year. Normalized diluted earnings per share were $0.46 compared to $0.52 in the prior year quarter.

These results include the unfavorable impact of foreign currency exchange rates during the quarter and year. On a constant currency basis (See Schedule 9), revenue and normalized diluted earnings per share grew 27% and 4%, respectively for the quarter and 32% and 24%, respectively for the full year.

On a GAAP basis, the company reported quarterly diluted earnings per share of $0.46 compared to $0.50 in the prior year quarter, and on a full year GAAP basis, diluted earnings per share of $0.46 compared to $2.01 in the prior year. The full year results include a non-cash, pretax impairment charge relating to our money transfer business of $147.7 million which was recorded in the fiscal 2009 third quarter as a result of the company’s annual FAS 142 Goodwill and Other Intangible Assets review (See Schedule 6 for reconciliation details).

Comments and Outlook

Chairman and CEO, Paul R. Garcia, stated, “Despite ongoing macroeconomic challenges and unfavorable foreign currency trends, we reported solid fourth quarter and full year results. Our normalized growth was driven by the impact of our June 30, 2008 U.K. acquisition and 16% transaction growth in the U.S., as well as successful pricing initiatives in Canada.”

—More—

GPN Reports Fourth Quarter and Year-End Earnings

July 23, 2009

“Based on current macroeconomic environment, and reflecting our recent acquisitions, we are providing fiscal 2010 annual revenue guidance of $1,690 million to $1,740 million, or 6% to 9% growth over fiscal 2009. We are also providing fiscal 2010 diluted EPS guidance of $2.43 to $2.54, reflecting 9% to 14% growth over fiscal 2009,” said Garcia.

Conference Call

Global Payments will hold a conference call today, July 23, 2009 at 5:00 p.m. EDT to discuss financial results and business highlights. Callers may access the conference call via the company’s Web site at www.globalpaymentsinc.com by clicking the “Webcast” button; or callers may dial 1-800-289-0436 and callers outside U.S. and Canada may dial 1-913-312-6687. The pass code is “GPN.” A replay of the call may be accessed through the Global Payments’ Web site through August 6, 2009.

Global Payments Inc. (NYSE:GPN) is a leading provider of electronic transaction processing services for consumers, merchants, Independent Sales Organizations (ISOs), financial institutions, government agencies and multi-national corporations located throughout the United States, Canada, Latin America, Europe, and the Asia-Pacific region. Global Payments offers a comprehensive line of processing solutions for credit and debit cards, business-to-business purchasing cards, gift cards, electronic check conversion and check guarantee, verification and recovery including electronic check services, as well as terminal management. The company also provides consumer money transfer services from the United States and Europe to destinations in Latin America, Morocco, and the Philippines. For more information about the company and its services, visit www.globalpaymentsinc.com.

This announcement and comments made by Global Payments’ management during the conference call may contain certain forward-looking statements within the meaning of the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including revenue and earnings estimates and management’s expectations regarding future events and developments, are forward-looking statements and are subject to significant risks and uncertainties. Important factors that may cause actual events or results to differ materially from those anticipated by such forward-looking statements include the following: foreign currency risks which become increasingly relevant as we expand internationally, the effect of current U.S. economic conditions, including a decline in the value of the U.S. dollar, the impact of future performance and integration of recent acquisitions, the continued erosion of the value of our money transfer business and other risks detailed in the company’s SEC filings, including the most recently filed Form 10-Q or Form 10-K, as applicable. The company undertakes no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events.

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SCHEDULE 1

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands, except per share data)

	Three Months Ended May 31,
	2009	2008

Revenues	$402,041	$343,832

Operating expenses:
Cost of service	153,537	125,129
Sales, general and administrative	181,059	151,918

	334,596	277,047

Operating income	67,445	66,785

Other income (expense):
Interest and other income	690	3,567
Interest and other expense	(623)	(2,827)

	67	740

Income before income taxes and minority interest	67,512	67,525
Provision for income taxes	(20,710)	(26,517)
Minority interest, net of tax provision of $594 and $770, respectively	(9,243)	(197)

Net income	$37,559	$40,811

Earnings per share:
Basic	$0.47	$0.51

Diluted	$0.46	$0.50

Weighted average shares outstanding:
Basic	79,906	79,316
Diluted	80,866	80,846

SCHEDULE 2

SEGMENT INFORMATION

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	Three Months Ended May 31,
	2009	2008

Revenues:
United States	$206,475	$193,612
Canada	68,515	73,544

North America Merchant Services	274,990	267,156

Europe	70,240	17,413
Asia-Pacific	22,704	18,900

International Merchant Services	92,944	36,313

United States	27,833	33,016
Europe	6,274	7,347

Money Transfer	34,107	40,363

Total Revenues	$402,041	$343,832

Operating Income:
North America Merchant Services	$59,563	$70,349
International Merchant Services	20,627	3,365
Money Transfer	3,783	7,518
Corporate	(16,528)	(14,447)

Operating Income	$67,445	$66,785

SCHEDULE 3

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

Reconciliations to Exclude an Other Item from Normalized Results

(In thousands, except per share data)

	2009	2008
Three Months Ended May 31,	GAAP	Normalized	Other[1]	GAAP

Revenues	$402,041	$343,832	$—	$343,832

Operating expenses:
Cost of service	153,537	125,129	—	125,129
Sales, general and administrative	181,059	151,918	—	151,918

	334,596	277,047	—	277,047

Operating income	67,445	66,785	—	66,785

Other income (expense):
Interest and other income	690	3,567	—	3,567
Interest and other expense	(623)	(1,157)	(1,670)	(2,827)

	67	2,410	(1,670)	740

Income before income taxes and minority interest	67,512	69,195	(1,670)	67,525
Provision for income taxes	(20,710)	(26,868)	351	(26,517)
Minority interest, net of tax provision of $594 and $770, respectively	(9,243)	(197)	—	(197)

Net income	$37,559	$42,130	$(1,319)	$40,811

Diluted shares	80,866	80,846	—	80,846
Diluted earnings per share	$0.46	$0.52	$(0.02)	$0.50

Effective tax rate	34.9%	38.3%		38.7%

[1]

Reflects the impact of a non-recurring, non-cash, foreign currency accounting loss relating to one of our United States dollar cash accounts held by a foreign subsidiary whose functional currency is their local currency. No economic loss occurred relating to this item. Also reflects the related income tax benefit.

SCHEDULE 4

CONSOLIDATED STATEMENTS OF INCOME

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands, except per share data)

	Year Ended May 31,
	2009	2008
	(Unaudited)

Revenues	$1,601,524	$1,274,229

Operating expenses:
Cost of service	598,785	475,612
Sales, general and administrative	693,646	545,941
Impairment and restructuring	147,664	1,317

	1,440,095	1,022,870

Operating income	161,429	251,359

Other income (expense):
Interest and other income	7,263	18,210
Interest and other expense	(7,265)	(8,166)

	(2)	10,044

Income before income taxes and minority interest	161,427	261,403
Provision for income taxes	(87,249)	(90,588)
Minority interest, net of tax provision of $1,622 and $700, respectively	(36,961)	(8,061)

Net income	$37,217	$162,754

Earnings per share:
Basic	$0.47	$2.05

Diluted	$0.46	$2.01

Weighted average shares outstanding:
Basic	79,718	79,518
Diluted	80,992	80,979

SCHEDULE 5

SEGMENT INFORMATION

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	Year Ended May 31,
	2009	2008

Revenues:
United States	$805,557	$731,215
Canada	301,294	267,249

North America Merchant Services	1,106,851	998,464

Europe	265,121	59,778
Asia-Pacific	90,334	72,367

International Merchant Services	355,455	132,145

United States	112,429	119,019
Europe	26,789	24,601

Money Transfer	139,218	143,620

Total Revenues	$1,601,524	$1,274,229

Operating Income:
North America Merchant Services[1]	$272,972	$275,356
International Merchant Services	82,763	17,674
Money Transfer	16,547	13,635
Corporate	(63,189)	(53,989)
Impairment and Restructuring	(147,664)	(1,317)

Operating Income	$161,429	$251,359

[1]	Includes the favorable impact of a non-recurring, non-cash operating tax item of $7.0 million in the year ended May 31, 2008.

SCHEDULE 6

CONSOLIDATED STATEMENTS OF INCOME

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

Reconciliations to Exclude Impairment, Restructuring, and Other Items from Normalized Results

(In thousands, except per share data)

	2009			2008
Year Ended May 31,	Normalized	Impairment[1]	GAAP	Normalized	Restructuring[2]	Other[3]	GAAP
	(Unaudited)		(Unaudited)	(Unaudited)

Revenues	$1,601,524	$—	$1,601,524	$1,274,229	$—	$—	$1,274,229

Operating expenses:
Cost of service	598,785	—	598,785	475,612	—	—	475,612
Sales, general and administrative	693,646	—	693,646	552,989	—	(7,048)	545,941
Impairment and restructuring	—	147,664	147,664	—	1,317	—	1,317

	1,292,431	147,664	1,440,095	1,028,601	1,317	(7,048)	1,022,870

Operating income	309,093	(147,664)	161,429	245,628	(1,317)	7,048	251,359

Other income (expense):
Interest and other income	7,263	—	7,263	18,210	—	—	18,210
Interest and other expense	(7,265)	—	(7,265)	(6,496)	—	(1,670)	(8,166)

	(2)	—	(2)	11,714	—	(1,670)	10,044

Income before income taxes and minority interest	309,091	(147,664)	161,427	257,342	(1,317)	5,378	261,403
Provision for income taxes	(91,337)	4,088	(87,249)	(89,059)	449	(1,978)	(90,588)
Minority interest, net of tax provision of $1,622 and $700, respectively	(36,961)	—	(36,961)	(8,061)	—	—	(8,061)

Net income	$180,793	$(143,576)	$37,217	$160,222	$(868)	$3,400	$162,754

Diluted shares	80,992	—	80,992	80,979	—	—	80,979
Diluted earnings per share	$2.23	$(1.77)	$0.46	$1.98	$(0.01)	$0.04	$2.01

Effective tax rate	33.2%		69.7%	35.5%			35.6%

[1]	Impairment charges consist of goodwill and other intangible asset impairments in the Money Transfer segment. Also reflects the related income tax benefit.
[2]	Restructuring charges consist of employee termination benefits relating to a facility closure. Also reflects the related income tax benefit.
[3]

Relates to the favorable impact of a non-recurring, non-cash operating tax item included in sales, general and administrative expenses. Reflects the impact of a non-recurring, non-cash, foreign currency accounting loss relating to one of our United States dollar cash accounts held by a foreign subsidiary whose functional currency is their local currency. No economic loss occurred relating to this item. Also reflects the related income tax benefit.

SCHEDULE 7

CONSOLIDATED BALANCE SHEETS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	May 31, 2009	May 31, 2008
	(Unaudited)

Assets
Cash and cash equivalents	$426,935	$456,060
Accounts receivable, net	122,831	100,179
Claims receivable, net	607	1,354
Settlement processing assets	6,675	24,280
Inventory, net	5,914	3,821
Deferred income taxes	3,789	4,119
Prepaid expenses and other current assets	28,437	27,597

Current assets	595,188	617,410

Property and equipment, net	176,226	141,415
Goodwill	625,120	497,136
Other intangible assets, net	258,094	175,636
Other assets	22,193	14,310

Total assets	$1,676,821	$1,445,907

Liabilities and Shareholders’ Equity
Lines of credit	$10,174	$1,527
Current portion of term loan	29,393	—
Payables to money transfer beneficiaries	12,343	9,276
Accounts payable and accrued liabilities	167,700	138,243
Settlement processing obligations	106,934	56,731
Income taxes payable	9,633	11,975

Current liabilities	336,177	217,752

Term loan	167,610	—
Deferred income taxes	76,405	75,001
Other long-term liabilities	19,009	11,612

Total liabilities	599,201	304,365

Commitments and contingencies
Minority interest in equity of subsidiaries	30,605	14,724

Preferred stock	—	—
Common stock	—	—
Paid-in capital	405,241	380,741
Retained earnings	652,675	621,875
Accumulated other comprehensive (loss) income	(10,901)	124,202

Total shareholders’ equity	1,047,015	1,126,818

Total liabilities and shareholders’ equity	$1,676,821	$1,445,907

SCHEDULE 8

CONSOLIDATED STATEMENTS OF CASH FLOWS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	Year Ended May 31,
	2009	2008
	(Unaudited)

Cash flows from operating activities:
Net income	$37,217	$162,754
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of property and equipment	35,434	28,894
Amortization of acquired intangibles	30,854	15,140
Share-based compensation expense	14,570	13,826
Provision for operating losses and bad debts	25,595	30,228
Minority interest in earnings	36,961	8,762
Deferred income taxes	5,457	(1,151)
Impairment of goodwill and identified intangible assets	147,664	—
Other, net	4,036	(4,345)
Changes in operating assets and liabilities, net of the effects of acquisitions:
Accounts receivable	(25,077)	(23,957)
Claims receivable	(17,201)	(23,073)
Settlement processing assets and obligations, net	60,700	38,311
Inventory	(1,653)	(623)
Prepaid expenses and other assets	4,438	(3,775)
Payables to money transfer beneficiaries	3,067	2,687
Accounts payable and accrued liabilities	23,251	15,304
Income taxes payable	(2,342)	13,432

Net cash provided by operating activities	382,971	272,414

Cash flows from investing activities:
Business and intangible asset acquisitions	(525,205)	(18,247)
Capital expenditures	(40,940)	(44,974)
Proceeds from sale of investment and contractual rights	6,888	—

Net cash used in investing activities	(559,257)	(63,221)

Cash flows from financing activities:
Net borrowings on lines of credit	8,647	1,527
Proceeds from term loan	200,000	—
Principal payments under term loan	(16,734)	—
Proceeds from stock issued under share-based compensation plans	9,050	17,385
Tax benefit from share-based compensation plans	880	7,571
Repurchase of common stock	—	(87,020)
Dividends paid	(6,417)	(6,377)
Contribution from minority interest holder	358	—
Distributions to minority interests	(34,299)	(9,459)

Net cash provided by (used in) financing activities	161,485	(76,373)

Effect of exchange rate changes on cash	(14,324)	14,368

(Decrease) increase in cash and cash equivalents	(29,125)	147,188
Cash and cash equivalents, beginning of period	456,060	308,872

Cash and cash equivalents, end of period	$426,935	$456,060

SCHEDULE 9

CONSTANT CURRENCY SUMMARY

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(in millions, except for per share data)

	Q1 FY09 Actual	% change Q1 FY08	Q2 FY09 Actual	% change Q2 FY08	Q3 FY09 Actual	% change Q3 FY08	Q4 FY09 Actual	% change Q4 FY08	Fiscal 2009 Actual	% change FY08

Fiscal 2009 Revenue
Constant currency[1]	$397	28%	$424	37%	$428	38%	$441	27%	$1,690	32%
Foreign currency impact[2]	9	3%	(23)	(7)%	(35)	(11)%	(39)	(10)%	(88)	(7)%

Total Revenues	$406	31%	$401	30%	$393	26%	$402	17%	$1,602	26%

Fiscal 2009 Diluted Earnings Per Share
Constant currency[1]	$0.68	27%	$0.67	39%	$0.55	25%	$0.54	4%	$2.46	24%
Foreign currency impact[2]	0.03	5%	(0.07)	(14)%	(0.10)	(23)%	(0.08)	(15)%	(0.23)	(12)%

Normalized	$0.71	32%	$0.60	25%	$0.45	2%	$0.46	(12)%	$2.23	13%

Impairment and restructuring[3]	—	2%	—	—	(1.79)	—	—	4%	(1.77)	(90)%

GAAP	$0.71	34%	$0.60	25%	$(1.34)	—	$0.46	(8)%	$0.46	(77)%

We supplement our reporting of total revenues and earnings per share information determined in accordance with GAAP by reporting revenues and earnings per share on a “constant currency” basis in this earnings release as a measure to help evaluate performance. We calculated revenues and earnings per share on a constant currency basis by converting our fiscal 2009 actual revenues and expenses at fiscal 2008 exchange rates. We exclude the impact of exchange rate fluctuations in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations, and our management uses constant currency measures to evaluate the impact of operational business decisions. Our revenues and earnings per share reported on a constant currency basis should be considered in addition to, and not as a substitute for, revenues and earnings per share determined in accordance with GAAP. Our measures of revenues and earnings per share on a constant currency basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

[1]	Reflects current period results excluding impairment charges on a pro forma basis as if foreign currency rates did not change from the comparable prior year period.
[2]	Reflects the impact of actual and forecasted changes in foreign currency rates from the comparable prior year period.
[3]	For more information, please see Schedule 6 and our earnings press releases for each of these periods, which were included as exhibits to our respective Form 8-Ks furnished to the SEC.